SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2004

ORCHID BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30267	22-3392819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4390 US Route One

Princeton, NJ 08540

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (609) 750-2200

Not Applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release dated May 6, 2004

This press release is being furnished pursuant to Item 12 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 12.	Results of Operations and Financial Condition.

On May 6, 2004, the Registrant issued a press release to report its financial results for the quarter ended March 31, 2004. A copy of the press release is furnished pursuant to this Item 12 as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHID BIOSCIENCES, INC. (Registrant)

Date: May 6, 2004	/s/ Michael E. Spicer

	Name:	Michael E. Spicer
	Title:	Senior Vice President, Finance & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description	Sequential Page Number

99.1	Press Release dated May 6, 2004